Exhibit 10 (s)









                       WEST PHARMACEUTICAL SERVICES, INC.


                    NON-QUALIFIED DEFERRED COMPENSATION PLAN

                             FOR DESIGNATED OFFICERS



                (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)






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                                  PLAN DOCUMENT

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                     THE WEST PHARMACEUTICAL SERVICES, INC.

        NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR DESIGNATED OFFICERS
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                (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2004)



     West Pharmaceutical Services, Inc. (the "Company") hereby adopts this The West Pharmaceutical Services, Inc. Non-Qualified Deferred Compensation Plan For Designated Officers (the "Plan"), as amended, restated and renamed effective January 1, 2004, to permit designated Officers of the Company to defer receipt of a specified portion of their annual compensation:

1.   ELIGIBLE OFFICERS

     Employees of the Company or its subsidiaries are eligible to make the election set forth in this Plan if they are: (a) employed in the United States as an officer or senior executive management member of the Company or any of its subsidiaries (an "Officer"), and (b) designated as an Officer eligible to participate in the Plan by the Compensation Committee.

2.   DEFERRABLE COMPENSATION

     An eligible Officer may separately elect to defer either cash or bonus stock compensation ("Deferrable Compensation") as follows:

     (a) any whole percentage of his or her (i) annual aggregate base salary paid by the Company for services rendered exclusive of any additional allowances, payments or non-cash benefits ("Base Salary"), (ii) cash bonus ("Cash Bonus") paid under the Management Annual Incentive Plan ("MIB Plan") , or (iii) both ("Cash Compensation");

     (b) any whole number of Shares of restricted bonus stock awarded ("Bonus Stock") under the Company's MIB Plan.

3.   ELECTION TO DEFER

     (a) An eligible Officer who desires to defer payment of any portion of his or her Deferrable Compensation in any calendar year shall notify the Company's Secretary in writing on or before December 15 of the prior year, stating the amount of his or her Deferrable Compensation which shall be deferred. An election so made shall be irrevocable and shall apply to each calendar year thereafter until the Officer shall, on or before any December 15, notify the Company's Secretary in writing that a different election shall apply to the following calendar years, which election shall likewise continue in effect until similarly changed.

     (b) Notwithstanding Section 3(a) above, if an eligible Officer is hired by the Company during a calendar year, such Officer may elect to participate in the Plan by notifying the Company's Secretary in writing before he or she performs any services for the Company the amount of his or her Deferrable Compensation which shall be deferred. An election so made shall be irrevocable during that calendar year and shall apply to each calendar year thereafter until the Officer changes his or her election in accordance with the procedure set forth in
          Section 3(a) above.

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West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
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     (c)  An eligible Officer who has elected to defer any portion of his or her
          Cash Bonus, shall be permitted at the time of his or her election to designate that a portion of such Cash Bonus will be deemed to be invested in common stock of the Company ("Common Stock") and ultimately distributable in Common Stock in accordance with Section 7(c)(iii). The portion of the eligible Officer's Cash Bonus so designated will be referred to as "Stock Equivalent Compensation" hereunder.

4.   MATCHING CONTRIBUTIONS

     (a) The Company will contribute to the Plan an amount equal to 50% of the first 6% of Base Salary that an eligible Officer elects to defer. Matching contributions under this Section 4(a) ("Salary Matching Contributions") shall not be made for deferrals of Base Salary in excess of 6% or any portion of a Cash Bonus or Bonus Stock deferred by an Officer.

     (b) The Company shall make a matching contribution ("Incentive Shares") equal to 25% of the aggregate fair market value of the Bonus Stock and Stock Equivalent Compensation (but not Cash Bonuses) that an eligible Officer elects to defer. Fair market value shall be measured as of the date such Bonus Stock or Stock Equivalent Compensation would otherwise be paid to such eligible Officer.

5.   INVESTMENT OF DEFERRED COMPENSATION ACCOUNTS

     (a)  Allocations. The Company shall establish an "A" Account, a "B"
          -----------
          Account, a "C" Account and a "D" Account (collectively, the "Accounts") for each Officer contributing to the Plan. The Accounts shall be maintained on the books of the Company and shall be used solely to calculate the amount payable to each Officer and shall not constitute separate funds of assets.

          (i) An Officer's Cash Compensation deferred pursuant to Section 3 (except Stock Equivalent Compensation, as described in Section 3(d)) during a month shall be allocated to his or her "A" Account as of the last day of the payroll period to which it relates.

          (ii) Company matching contributions made pursuant to Section 4(a) on or before March 31, 2000 shall be allocated to an Officer's "B" Account as of the last day of the payroll period to which they relate.

          (iii) Salary Matching Contributions made pursuant to Section 4(a) on or after April 1, 2001 shall be allocated to an Officer's "C" Account as of the last day of the payroll period to which they relate.

          (iv) Bonus Stock, Stock Equivalent Compensation and Incentive Shares deferred in accordance with Section 2(b) will be allocated to a separate "D" Account and subject to the rules of Section 7(c)(iii).


     (b)  Investment of "A" Account and "B" Account.
          ------------------------------------------

          (i) Each Officer shall direct the deemed investment of his or her "A" Account and "B" Account among the investment funds offered under the Plan ("Investment Funds") by complying with administrative procedures established by the

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West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
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                Compensation Committee. An Officer's election shall specify the whole percentage of his or her "A" Account and "B" Account deemed to be invested in an Investment Fund. An Officer's election shall remain in effect until a new election is made. An Officer may change an election of Investment Funds or transfer existing Account balances among Investment Funds once per month by complying with the administrative procedures established by the Compensation Committee. The Compensation Committee shall establish procedures to review the investment elections made by an Executive Officer and shall retain the authority to override any investment election if it determines, in its sole discretion, that such an override is in the Company's best interests.

          (ii)  Investment Funds. The Company shall make available to each
                ----------------
                Officer literature summarizing the investment characteristics of each Investment Fund.

          (iii) Valuation of Participating Officer's Accounts. Any increase or
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                decrease in the fair market value of an Investment Fund shall be computed and credited to or deducted from the "A" Account or "B" Account, as applicable, of all Officers who are deemed to be invested in the Investment Fund in accordance with policies and procedures established by the Compensation Committee.

     (c)  Investment of "C" Account.
          --------------------------

          (i) The "C" Account of each Officer shall be deemed to be invested in Common Stock. An Officer shall not have the ability to direct or invest amounts in his or her "C" Account.

          (ii) Any increase or decrease in the fair market value of the common stock of the Company shall be computed and credited to or deducted from Account "C" of all of the Officers who are invested in the common stock of the Company in accordance with policies and procedures established by the Compensation Committee.

     (d)  Investment of "D" Account.
          --------------------------

          (i) Any Bonus Stock deferred under Section 2(b) and any Stock Equivalent Compensation shall be deemed to be invested in Common Stock. An Officer shall not have the ability to direct or invest amounts in his or her "D" Account.

          (ii) Any increase or decrease in the fair market value of the common stock of the Company shall be computed and credited to or deducted from Account "D" of all of the Executive Officers who are invested in the common stock of the Company in accordance with policies and procedures established by the Compensation Committee.

     (e)  Indemnity. By electing to contribute Deferrable Compensation pursuant
          ---------
          to the Plan, each Officer hereby recognizes and agrees that the Company and any other individual responsible for administering the Plan (including the Company's Secretary or any trustee responsible for holding assets under the Plan) are in no way responsible for the investment performance of the Officer's Accounts.

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West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
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6.   VESTING

     (a)  Cash Compensation Deferrals. An Officer shall always be 100% vested in
          ---------------------------
          the Cash Compensation (including Stock Equivalent Compensation) deferred pursuant to Section 3.

     (b)  Salary Matching Contributions. An Officer shall be 40% vested in
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          Salary Matching Contributions made on his or her behalf under Section
          4 after two years of employment with the Company or any of its subsidiaries (prior to such two-year period, no portion of the Salary Matching Contributions shall be vested). An Officer's vested interest in Salary Matching Contributions will increase by 20% per year of employment, so that he or she is 100% vested after five years of employment with the Company or any of its subsidiaries. A "year of employment" will be credited to an Officer for each 12 month period, beginning on his or her date of hire by the Company or any of its subsidiaries (and each anniversary thereof), during which he or she is continuously employed by the Company or any of its subsidiaries, as determined in the Company's sole discretion.

     (c)  Bonus Stock. Any Bonus Stock deferred under Section 2(b) shall be
          -----------
          immediately 100% vested.

     (d)  Incentive Shares. No Incentive Shares credited to an Officer's Account
          ----------------
          in accordance with Section 4(b) shall be vested until the fourth anniversary of the date that the Bonus Stock or Stock Equivalent Compensation with respect to which such Incentive Share relates ("Underlying Stock") was credited to an Officer's Account; provided, however, that if an Officer has received a distribution with respect to any share of Underlying Stock in accordance with Section 7 the Incentive Share that relates to such Underlying Stock will be immediately forfeited by such Officer. An Officer need not remain employed by the Company to continue vesting in accordance with this
          Section 6(d).

     (e)  (i)   Notwithstanding Section 7(b) or Section 7(d) above, an Officer shall immediately be 100% vested in matching contributions made pursuant to Section 4 after a Change in Control, as defined below.

          (ii) A "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 9-K as in effect on April 28,1998, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), provided that, without limitation, a Change in Control shall be deemed to have occurred if:

                (A) any "Person" (as such term is used in sections 13(d) and
                    14(d) of the Act), other than:

                    (1)  the Company,

                    (2) any Person who on the date hereof is a director or officer of the Company, or

                    (3) a trustee or fiduciary holding securities under an employee benefit plan of the Company,

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West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
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                (B) is or becomes the "beneficial owner," (as defined in Rule
                    13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; or

                (C) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the board of directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                (D) the shareholders of the Company approve:

                    (1)  a plan of complete liquidation of the Company; or

                    (2) an agreement for the sale or disposition of all or substantially all of the Company's assets; or

                    (3) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other
                                                                          -----
                         than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or the surviving entity, or an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) outstanding immediately after such merger, consolidation, or reorganization.

7.   PAYMENT OF DEFERRED COMPENSATION

     (a)  Distribution Events. The vested portion of an Officer's Accounts (or
          -------------------
          relevant portion thereof) shall be distributed as soon as reasonably feasible after the appropriate Valuation Date (as defined in Section 7(b)) following a Distribution Event. The following events, and no others, shall constitute Distribution Events:

          (i) For allocations to an Officer's "A" Account, "B" Account, "C" Account and "D" Account, the termination of his or her employment with the Company and all of its subsidiaries for any reason, including retirement, death or;

          (ii) For allocations to an Officer's "A" Account and the vested portion of an Officer's "D" Account only, during each calendar year, the fifth anniversary of the end of that year unless the Officer elects (by informing the Company's Secretary) before the fourth anniversary of the end of that year to defer the distribution to a later, specified date which is at least 24 months after the date

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West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
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                such amounts would otherwise be distributed (in which case the distribution shall be made on the date specified by the Officer); or

          (iii) For allocations to an Officer's "A" Account and the vested portion of an Officer's "D" Account only, the determination by the Compensation Committee that the Officer has incurred a Hardship. For purposes of this Section, a "Hardship" is an unforeseeable severe financial emergency arising as a result of events beyond the control of the Officer that cannot reasonably be relieved through use of the Officer's personal assets or cessation of deferrals under this Plan. To apply for a Hardship distribution, an Officer must submit a written application to the Company's Secretary indicating (A) the nature of the hardship, (B) the amount the Officer needed to alleviate the hardship, and (C) the Account from which a distribution, if approved, shall be made. The determination of whether a Hardship exists shall be made in accordance with the claims procedures in
                Section 11.

          (iv) Amounts allocated to an Officer's "B" Account, "C" Account and the unvested portion of an Officer's "D" Account shall not be available for distribution under Sections 7(a)(ii) or 7(a)(iii).

     (b)  Valuing Accounts for Distributions. The value of each of the Accounts
          ----------------------------------
          of an Officer shall be determined as of the effective date of a distribution from the Plan (the "Valuation Date"), which shall be a date selected by the Company within an administratively reasonable time period following a Distribution Event. The value of the Accounts will be adjusted on the Valuation Date to reflect earnings, losses, and previous withdrawals. The relevant portion of each of the Accounts, as applicable, shall then be distributed in accordance with this Section 7.

     (c)  Forms of Distribution.
          ---------------------

          (i)   Subject to Section 7(c)(iii), and unless elected otherwise under
                Section 7(c)(ii), all distributions from the Plan shall be made in a cash lump sum.

          (ii)  For amounts payable upon termination of employment pursuant to
                Section 7(a)(i), an Officer may elect to receive the distribution in substantially equal annual installments.

                (A) If an installment distribution is elected, the first
                    installment shall be paid on or as soon as practicable following the January 15 immediately following the Executive's termination from employment, and the others on or as soon as practicable following January 15 of the second, third, fourth and fifth years following such termination. The Officer shall continue to direct the investment of any amount remaining in his or her "A" Account and "B" Account and the second to fifth installments shall be adjusted to take into account any earnings or losses.

                (B) At the time the Officer elects to defer Compensation
                    pursuant to Section 3, he or she shall elect whether a distribution pursuant to Section 7(a)(i) shall be made in a cash lump sum or in five equal annual installments. This election shall continue in effect until changed by the Officer, provided that any such change shall be

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                    effective only if the Officer submits appropriate
                    instructions, in accordance with administrative procedures established by the Company, on or before December 15 of the year prior to the year in which the Officer becomes entitled to a distribution.

          (iii) (A) Distributions of Stock Equivalent Compensation and amounts allocated to an eligible Officer's "D" Account must be made in the form of whole shares of Common Stock in accordance with this Section. No partial shares of Common Stock shall be distributed, and cash equal to the fair market value of such fractional Common Stock shall be distributed in lieu thereof.

                (B) An eligible Officer may elect to receive all or a portion of his or her distribution from his or her "A" Account or "B" Account in accordance with Section 7(a)(ii), in Common Stock; provided that such election to receive Common Stock in lieu of cash shall be effective only if the Executive Officer submits appropriate instructions, in accordance with administrative procedures established by the Company, on or before December 15 of the year prior to the year in which the Executive Officer becomes entitled to a distribution.

                (C) Any Common Stock distributable from this Plan in accordance with this Section 7(b)(iii) shall be made under and pursuant to the Company's 2004 Stock-Based Compensation Plan, assuming such Plan receives the approval of shareholders as required thereunder. In the event that such shareholder approval is not obtained, any distributions under this Plan that would otherwise be made in Common Stock, shall instead be made in cash.

     (d)  Treatment of Unvested Portion of Officer's Account. Incentive Shares
          --------------------------------------------------
          that are not vested at the time an Officer terminates employment shall be distributable in accordance with Section 7(a)(i) as soon as reasonably feasible after the date such Incentive Shares become vested, if ever. Unvested Matching Contributions shall be forfeited and may be used by the Company as determined in its sole discretion.

8.   DESIGNATION OF BENEFICIARY

     Notwithstanding anything in the Plan to the contrary, if an Officer dies prior to receiving the entire balance of his or her Accounts, any balance remaining in his or her Accounts shall be paid in a cash lump sum only to the Officer's designated beneficiary as soon as practicable after such Officer's death, or if the Officer has not designated a beneficiary in writing to the Company's Secretary, to such Officer's estate. Any designation of beneficiary may be revoked or modified at any time by the Officer or his or her authorized designee.

9.   UNSECURED OBLIGATION OF THE COMPANY

     The Company's obligations to establish and maintain Accounts for each eligible electing Officer and to make payments of deferred compensation to him or her under this Plan shall be the general unsecured obligations of the Company. The Company shall be under no obligation to establish any separate fund, purchase any annuity contract, or in any other way make special provision or specifically earmark any funds for the payment of any amounts called for under this Plan, nor shall this Plan or any actions taken under or pursuant to this Plan be construed to create a

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West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
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trust of any kind, or a fiduciary relationship between the Company and any eligible Officer, his or her designated beneficiary, executors or administrators, or any other person or entity. If the Company chooses to establish such a fund or purchase such an annuity contract or make any other arrangement to provide for the payment of any amounts called for under this Plan, such fund contract or arrangement shall remain part of the general assets of the Company, and no person claiming benefits under this Plan shall have any right, title, or interest in or to any such fund, contract or arrangement.

10.  ADMINISTRATION

     The Plan will be administered by the Compensation Committee.

     (a) The Compensation Committee shall be the named fiduciary for purposes of the claims procedure pursuant to Section 11 and shall have authority to act to the full extent of its absolute discretion to:

          (i)   interpret the Plan;

          (ii) resolve and determine all disputes or questions arising under the Plan subject to the provisions of Section 11, including the power to determine the rights of participating Officers and their beneficiaries (designated under Section 8), and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions in the Plan;

          (iii) create and revise rules and procedures for the administration of the Plan and prescribe such forms as may be required for participating Officers to make elections under, and otherwise participate in, the Plan; and

          (iv) take any other actions and make any other determinations as it may deem necessary and proper for the administration of the Plan.

     (b) Any expenses incurred in the administration of the Plan will be paid by the Company or the Employer.

     (c) Except as the Compensation Committee may otherwise determine (and subject to the claims procedure set forth in Section 11), all decisions and determinations by the Administrative Committee shall be final and binding upon all participating Officers and their designated beneficiaries.

     (d) Neither the Secretary nor any member of the Compensation Committee shall participate in any matter involving any questions relating solely to his or her own participation or benefits under the Plan. The Compensation Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon the advice or opinion of any persons, firms or agents retained by it, including but not limited to accountants, actuaries, counsel and other specialists. Nothing in this Plan shall preclude the Company from indemnifying the Secretary or members of the Compensation Committee for all actions under this Plan, or from purchasing liability insurance to protect such persons with respect to the Plan.

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West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
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11.  CLAIMS PROCEDURE

     The Company shall administer a claims procedure as follows:

     (a)  Initial Claim. An Officer or his or her beneficiary who believes that
          -------------
          he or she is entitled to benefits under the Plan (the "Claimant"), or the Claimant's authorized representative acting on behalf of such Claimant, must make a claim for those benefits by submitting a written notification of his or her claim of right to such benefits. Such notification must be on the form and in accordance with the procedures established by the Company. No benefit shall be paid under the Plan until a proper claim for benefits has been submitted.

     (b)  Procedure for Review. The Compensation Committee shall establish
          --------------------
          administrative processes and safeguards to ensure that all claims for benefits are reviewed in accordance with the Plan document and that, where appropriate, Plan provisions have been applied consistently to similarly situated Claimants. Any notification to a Claimant required hereunder may be provided in writing or by electronic media, provided that any electronic notification shall comply with the applicable standards imposed under 29 C.F.R. ss.2520.104b-1(c).

     (c)  Claim Denial Procedure. If a claim is wholly or partially denied, the
          ----------------------
          Compensation Committee shall notify the Claimant within a reasonable period of time, but not later than 90 days after receipt of the claim, unless the Compensation Committee determines that special circumstances require an extension of time for processing the claim. If the Compensation Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 180 days from receipt of the claim. The extension notice shall indicate:
          (i) the special circumstances necessitating the extension and (ii) the date by which the Compensation Committee expects to render a benefit determination. A benefit denial notice shall be written in a manner calculated to be understood by the Claimant and shall set forth: (i) the specific reason or reasons for the denial, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, with reasons therefor, and (iv) the procedure for reviewing the denial of the claim and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a legal action under section 502(a) of ERISA following an adverse benefit determination on review.

     (d)  Appeal Procedure. In the case of an adverse benefit determination, the
          ----------------
          Claimant or his or her representative shall have the opportunity to appeal to the Compensation Committee for review thereof by requesting such review in writing to the Board within 60 days of receipt of notification of the denial. Failure to submit a proper application for appeal within such 60 day period will cause such claim to be permanently denied. The Claimant or his or her representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim. A document, record or other information shall be deemed "relevant" to a claim in accordance with 29 C.F.R.ss.2560.503-1(m)(8). The Claimant or his or her representative shall also be provided the opportunity to submit written comments, documents, records and other information relating to the claim for benefits. The Board shall review the appeal taking into account all comments, documents, records and other information submitted by the Claimant or his or her

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                Non-Qualified Deferred Compensation Plan for Designated Officers
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          representative relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     (e)  Decision on Appeal. The Board shall notify a Claimant of its decision
          ------------------
          on appeal within a reasonable period of time, but not later than 60 days after receipt of the Claimant's request for review, unless the Compensation Committee determines that special circumstances require an extension of time for processing the appeal. If the Compensation Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate: (i) the special circumstances necessitating the extension and (ii) the date by which the Compensation Committee expects to render a benefit determination. An adverse benefit decision on appeal shall be written in a manner calculated to be understood by the Claimant and shall set forth: (i) the specific reason or reasons for the adverse determination, (ii) the specific reference to the Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the Claimant's claim (the relevance of a document, record or other information will be determined in accordance with 29 C.F.R.ss.2560-1(m)(8)) and (iv) a statement of the Claimant's right to bring a legal action under section 502(a) of ERISA.

     (f)  Litigation. In order to operate and administer the claims procedure in
          ----------
          a timely and efficient manner, any Claimant whose appeal with respect to a claim for benefits has been denied, and who desires to commence a legal action with respect to such claim, must commence such action in a court of competent jurisdiction within 90 days of receipt of notification of such denial. Failure to file such action by the prescribed time will forever bar the commencement of such action.

     (g)  Disputes; Enforcement of Rights. All reasonable legal and other fees
          -------------------------------
          and expenses incurred by the Claimant in connection with any disputed claim regarding any right or benefit provided for in this Plan shall be paid by the Company, to the extent permitted by law, provided that the Claimant prevails on the merits of his or her claim in material part as the result of litigation, arbitration or settlement.

12.  TOP HAT AND NON-QUALIFIED STATUS

     This Plan is intended to be a top-hat plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is an unfunded plan for purposes of ERISA and the Code and is not qualified under section 401(a) of the Code.

13.  WITHHOLDING OF TAXES

     The rights of an Officer (and his or her beneficiaries) to payments under this Plan shall be subject to the Company's obligations at any time to withhold from such payments any income or other tax on such payments.

14.  ASSIGNABILITY

     No portion of an Officer's Accounts may be assigned or transferred in any manner, nor shall any of the Accounts be subject to anticipation, voluntary alienation or involuntary alienation.

West Pharmaceutical Services, Inc.
                Non-Qualified Deferred Compensation Plan for Designated Officers
--------------------------------------------------------------------------------

15.  AMENDMENTS AND TERMINATION

     This Plan may be amended by the Compensation Committee of the Board of Directors of the Company (the "Board"). This Plan may be terminated at any time by the Board. No amendment or termination may adversely affect an Officer's Accounts existing on the date such amendment or termination is made, nor any election previously made under the Plan as to Deferrable Compensation for the calendar year in which the amendment or termination occurs.

16.  EFFECTIVE DATE

     The Plan was originally effective with respect to an Officer's Deferrable Compensation earned after August 30, 1994. This restatement is effective with respect to an Officer's Deferrable Compensation earned on or after January 1, 2004.

                                   * * * * * *

     To record the adoption of the restatement of the Plan, West Pharmaceutical Services, Inc. has caused its authorized officers to affix its corporate name and seal this 10th day of March, 2004.


[CORPORATE SEAL]                           WEST PHARMACEUTICAL SERVICES, INC.

Attest:  /s/ John R. Gailey III            By:  /s/ Richard D. Luzzi
       ------------------------------         ----------------------------------
         John R. Gailey III                     Richard D. Luzzi
         Secretary                              Vice President, Human Resources

                                      -11-